U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2009

ENSURAPET, INC.
(Exact name of registrant as specified in charter)

Nevada	333-132028	13-4303483
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1967 E Maple Street, #303
North Canton, Ohio	44720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-610-3526

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms “we”, “us”, “our”, “our company”, the “Company”, or “EPTI” refer to Ensurapet, Inc., formerly known as Vsurance, Inc., a Nevada corporation.

Item 4.01 Changes in Registrant's Certifying Accountant.

On August 11, 2009, the Public Company Accounting Oversight Board ("PCAOB") revoked the registration of Lawrence Scharfman CPA PA because of the deficiencies in the conduct of certain of its audits and its procedures. You can find a copy of the order at http: http://www.pcaobus.org/Enforcement/Disciplinary Proceedings/2009/0811 Scharfman.pdf

On August 20, 2009, Lawrence Scharfman & Co. CPA P.A. ("LSC") was dismissed as the independent auditors for the Company.   The decision to change auditors was approved by the Board of Directors. As Lawrence Scharfman CPA PA is no longer registered with the PCAOB, we may not include Lawrence Scharfman CPA PA's audit reports or consents in our filings with the Securities and Exchange Commission.  We re-audit its last annual report. This 8-K was furnished to LSC; however, LSC has not indicated that they either agrees or disagrees with the Company’s disclosure; there has been no response thus the Exhibit 16 letter has not been included as part of this 8-K filing.

The report of LSC on the financial statements for two years ending December 31, 2008 and December 31, 2007 did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles. The audit scope was modified--internal control procedures--due to the Company’s uncertainty to continue as a going concern in the fiscal year 2008 Form 10-K. The Company has not engaged a new accountant but when it does so the appropriate 8-K disclosure shall be filed.

During the Company's two most recent completed fiscal years and through the date of dismissal, there were no disagreements with LSC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of LSC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports with respect to the financial statements of the Company.

During the Company's two most recent completed fiscal years and through the date of dismissal, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company.

The Company has furnished a copy of this Report to LSC and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Lawrence Scharfman CPA PA has not responded and any letter received will be submitted  as Exhibit 16.1 in an amended Form 8-K/A.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
See Item 4.01

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

       None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2009

ENSURAPET, INC.

/s/ W. RUSSELL SMITH, III
W. Russell Smith, III
CEO